PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT
Schedule of property and equipment, net of accumulated depreciation

	2023	2024
Server and network equipment	305.7	794.9
Infrastructure systems	63.1	63.1
Land, land rights and buildings	50.3	48.5
Other equipment	12.0	13.0
Assets not yet in use	1.9	163.9
Total	433.0	1,083.4
Less: accumulated depreciation	(304.8)	(236.4)
Total property and equipment	128.2	847.0